UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 2, 2014

Date of report (Date of earliest event reported)

IMAX Corporation

(Exact Name of Registrant as Specified in Its Charter)

Canada	1-35066	98-0140269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2525 Speakman Drive, Mississauga, Ontario, Canada L5K 1B1 (905) 403-6500	110 E. 59th Street, Suite 2100 New York, New York, USA 10022 (212) 821-0100

(905) 403-6500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 2, 2014, the Company’s shareholders confirmed the repeal and replacement of By-Law No. 1, which previously had been approved by the Company’s Board of Directors, subject to shareholder confirmation. The amendments to By-Law No. 1 include Advance Notice Provisions, which provide for requirements regarding nominations of persons for election to the Board of Directors that are made by shareholders of the Company. A copy of the replacement to By-Law No. 1 is attached hereto as Exhibit 3.2.

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2014 Annual and Special Meeting of Shareholders of the Company was held on June 2, 2014.

Set forth below are the matters acted upon by the Company’s shareholders at the Annual and Special Meeting, and the final voting results on each such matter.

1.	Election of Directors

By a vote by way of show of hands, Neil S. Braun, Eric A. Demirian, Richard L. Gelfond, Garth M. Girvan, David W. Leebron, Michael MacMillan, Michael Lynne, I. Martin Pompadur, Marc A. Utay, and Bradley J. Wechsler were elected as directors of the Company to hold office until the year 2015 or until their successors are elected or appointed. Management received proxies from the shareholders to vote for the ten directors nominated for election as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Neil S. Braun	50,979,581	594,026	7,867,687
Eric A. Demirian	34,289,532	17,283,975	7,867,687
Richard L. Gelfond	50,932,183	641,424	7,867,687
Garth M. Girvan	28,007,120	23,566,387	7,867,687
David W. Leebron	48,878,244	2,695,363	7,867,687
Michael Lynne	51,385,578	188,029	7,867,687
Michael MacMillan	51,358,919	214,688	7,867,687
Martin Pompadur	34,145,123	17,428,384	7,867,687
Marc A. Utay	34,286,311	17,287,196	7,867,687
Bradley J. Wechsler	50,458,950	1,114,657	7,867,687

2.	Appointment of Auditor

By a vote by way of show of hands, PricewaterhouseCoopers LLP (“PwC”) were appointed auditors of the Company to hold office until the next annual meeting of shareholders and shareholders authorized the directors to fix their remuneration. Management received proxies from the shareholders to vote for the re-appointment of PwC as follows:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
58,160,001	1,112,863	158,430	0

3.	Confirmation of Amendments to By-Law No. 1

By a vote by way of show of hands, shareholders confirmed the amendments to By-Law No.1 by repeal and replacement, as outlined in the Company’s April 22, 2014 Proxy Circular and Proxy Statement. Management received proxies from the shareholders to vote for the confirmation of the amendments to By-Law No. 1 as follows:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
50,773,768	717,747	93,304	7,867,687

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description
3.2	By-Law No. 1 of IMAX Corporation enacted on June 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAX Corporation
(Registrant)

Date:	June 3, 2014	By:	/s/ Robert D. Lister
		Name:	Robert D. Lister
Chief Legal Officer & Chief Business Development Officer

By:	/s/ G. Mary Ruby
Name:	G. Mary Ruby
Chief Administrative Officer & Corporate Secretary

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